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                       THE EARTHGRAINS COMPANY
                        AMENDED AND RESTATED
                  NON-EMPLOYEE DIRECTOR STOCK PLAN
                  --------------------------------


     1.   Definitions
          -----------

          (a)  "Annual Meeting" - the Company's annual meeting of
     Stockholders in any year.

          (b)  "Board" - the Board of Directors of the Company.

          (c) "Change of Control Date" - the earliest date on which any of the following occurs:

               (i) Any person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 as amended ("Act")) of more than 50% of the Company's then outstanding voting securities (measured on the basis of voting power);

               (ii) The stockholders of the Company approve a definitive agreement to merge or consolidate the Company with any other entity, other than an agreement providing for (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving


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     entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
     (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities;

               (iii) A change occurs in the composition of the Board of Directors of the Company during any period of twenty-four consecutive months such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

               (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.


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                    For purposes of this Section, "Person" shall
     have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Company stock.

          (d)  "Company" - The Earthgrains Company

          (e) "Fees" - any annual fee, fees for attending meetings of the Board or committees thereof, fees for meetings at which less than a quorum is present, committee chairmanship fees and any other fees as in effect from time to time which become payable to a Non-Employee Director.

          (f) "Issue Date" - each of (i) the first business day which is more than six months after the date of the Annual
     Meeting and (ii) the date of the Annual Meeting.

          (g) "Non-Employee Director" - any duly elected or appointed member of the Board who is not an employee of the Company or of any Subsidiary.


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          (h)  "Plan" - the Earthgrains Company Non-Employee
     Director Stock Plan.

          (i) "Secretary" - the duly elected Secretary of the Company.

          (j) "Share" - a share of the Company's Common Stock which is authorized and unissued or was reacquired by the Company and is held in treasury.

          (k) "Subsidiary" - an entity of which the Company (directly or through one or more Subsidiaries) is the beneficial owner of more than 50% of the entity's outstanding voting securities
     (measured on the basis of voting power).


2.   Administration
     --------------

          The Plan shall be administered by the Secretary who shall have the authority to construe and interpret the Plan, and to establish or adopt rules, regulations and forms relating to the administration of the Plan. The Secretary shall have no authority to add to, delete from or modify the terms of the Plan, as the Plan shall be nondiscretionary as to the eligibility of participants and the timing and amounts of the grants. Neither the Secretary nor any member of the Board shall be liable for any act or determination made in good faith.


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     3.   Purpose
          -------

          The Plan is intended to assist in attracting, retaining and motivating Non-Employee Directors of outstanding ability and to promote identification of their interests with those of the stockholders of the Company.


     4.   Eligibility
          -----------

          All Non-Employee Directors shall be eligible to participate in the Plan. Subject to the terms and conditions of the Plan, Non-Employee Directors shall be entitled to receive Shares pursuant to each of Sections 6, 7, and 8 of the Plan.


     5.   Shares Subject to the Plan
          --------------------------

          The maximum number of Shares that may be issued under the Plan is 50,000.



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     6.   Payment of Fees in Shares
          -------------------------

          (a) Each Non-Employee Director shall receive at least 25% of his or her Fees in Shares in lieu of cash. A Non-Employee Director may elect to receive up to 100% of his or her Fees in Shares. Any election, or amendment to a prior election, shall be in writing on a form prescribed by the Company, shall take effect commencing with Fees which become payable after the first Issue Date which occurs after the date of such election or amendment, shall specify the percentage of Fees to be paid in Shares which shall be no less than 25%, and shall remain in effect until further amendment in accordance with this section. The Secretary shall have the authority to further regulate the timing and amount of the elections and amendments thereto.

          (b) As Fees are earned by the Non-Employee Director, the percentage of Fees to be paid in Shares shall not be paid in cash, but in lieu thereof shall be accrued by the Company for his or her account without interest pending transfer of such Shares to such
     Non-Employee Director.   On each Issue Date, each Non-Employee
     Director for whose account Fees have been accrued pursuant to the terms of this section since the prior Issue Date shall automatically and without necessity of any action by the Company, be entitled to receive Shares for the amount of such accrued Fees pursuant to the terms and conditions of the Plan. For purposes of the Plan, the number of Shares shall be determined by dividing (A) the amount of accrued Fees by (B) the mean of the high and low sale prices per share of the Company's Common Stock on the New York Stock Exchange on the Issue Date (provided that, if the Issue Date is


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     not a trading day on the New York Stock Exchange, then on the preceding such trading day), rounding to the nearest whole number. If on any Issue Date the number of Shares otherwise issuable to the Non-Employee Directors shall exceed the number of Shares then remaining available under the Plan, the available Shares shall be allocated among the Non-Employee Directors in proportion to the number of Shares they would otherwise be entitled to receive, and the remainder of the accrued Fees shall be payable in cash.

     7.   One Time Grant
          --------------

          Upon the effective date of the Plan, each person who is a Non-Employee Director on the effective date shall, automatically and without necessity of any action by the Company, be entitled to receive 500 Shares pursuant to the terms and conditions of the Plan. Each Non-Employee Director elected or appointed after the effective date of the Plan shall, automatically and without necessity of any action by the Company, be entitled to receive 500 Shares pursuant to the terms and conditions of the Plan upon the date of such election or appointment, subject to availability of Shares under Section 5.

     8.   Annual Grant
          ------------

          On the date of the Annual Meeting in each year and subject to availability of Shares under Section 5, each person who is a Non-Employee Director upon the completion of the Annual Meeting shall, automatically and without necessity of any action by the Company, be entitled to receive 100 Shares pursuant to the terms and conditions of the Plan. If on any such date, the number of Shares otherwise issuable to the Non-Employee Directors shall exceed the


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     number of Shares then remaining available under the Plan, the available Shares shall be allocated among the Non-Employee
     Directors in proportion to the number of Shares they would otherwise be entitled to receive.

     9.   Capital Adjustments
          -------------------

          The maximum number of Shares subject to the Plan pursuant to
     Section 5 and the number of Shares to be received under Sections
     7 and 8 shall be proportionately adjusted to reflect any dividend or other distribution on the Company's outstanding Common Stock payable in shares of the Company's Common Stock or any split or consolidation of the outstanding shares of the Company's Common Stock. If the Company's outstanding Common Stock shall, in whole or in part, be changed into or exchangeable for a different class or classes of securities of the Company or securities of another corporation, whether through recapitalization, merger, consolidation, reorganization or otherwise, then (subject to the powers of the Board to amend the Plan in whole or in part as provided in Section 14(a)) the Shares which each Non-Employee Director is entitled to receive shall thereafter be paid in the class, or proportionately in the classes, of securities into which the outstanding shares of the Company's Common Stock shall have been converted or for which they are exchangeable, and the maximum number of securities issuable under the Plan under Section 5 and the number of securities to be received under Sections 7 and 8 shall be the number of securities into or for which such respective number of Shares would be changed or exchangeable.


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     10.  Rights as a Stockholder; Termination of Non-Employee Director
          -------------------------------------------------------------
          Status
          ------

          Prior to the Issue Date, the Non-Employee Director shall have no rights as a stockholder with respect to Shares to be issued under Section 6 for accrued Fees. If any participant in the Plan ceases to be a Non-Employee Director prior to an Issue Date, then any Fees accrued for his or her account shall be payable in cash to such Non-Employee Director as soon as practicable, and he or she shall not be entitled to any additional Shares. Subject to the forfeiture provisions of Section 11 and the custody provisions of Section 12, the Non-Employee Director shall have the rights as a stockholder with respect to Shares issued under Sections 7 or 8 prior to vesting under Section 11.


     11.  Vesting
          -------

          Shares received under Section 6 shall be fully vested on the Issue Date. Shares granted under Sections 7 or 8 shall vest on the earlier of the tenth anniversary of the date of grant and the Non-Employee Director's cessation as a director of the Company for any reason other than removal by the vote of the stockholders of the Company, in which case such Shares shall be forfeited. Notwithstanding the foregoing, Shares granted to a Non-Employee Director under Sections 7 or 8 shall vest and shall not be forfeited upon his or her removal as a director by the vote of the stockholders of the Company if such vote occurs after a Change of Control Date.


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          In addition to any restrictions on transfer imposed by
     applicable law or regulation, including without limitation, federal or state securities laws, or stock exchange rules, the Shares received by a Non-Employee Director shall not be in any manner transferable or subject to encumbrance until vesting.


     12.  Issuance of Certificates, Payment of Cash Fees and
          --------------------------------------------------
          Withholding
          -----------

          (a) As promptly as practicable following each Issue Date, the Company shall issue stock certificates registered in the name of each Non-Employee Director representing the number of Shares determined pursuant to Section 6, and shall deliver such certificates to the Non-Employee Director or his or her beneficiary.

          (b) As promptly as practicable following the date of grant under Section 7 or 8, the Company shall issue stock certificates registered in the name of each Non-Employee Director receiving a grant representing the number of Shares so granted. The Company shall maintain custody of such certificates (together with the certificates representing any securities distributed in respect of such Shares) until the date of vesting under Section 11. The certificates shall be delivered to the Non-Employee Director or his or her beneficiary or successor within 30 days following the vesting.


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          In the event of forfeiture of Shares, the stock certificates representing the forfeited Shares shall be transferred to the Company. Each recipient of Shares by accepting such Shares irrevocably grants the Secretary or the designee of the Secretary power of attorney to effect such transfer.

          (c) The portion of the Fees not paid in Shares shall be payable in cash pursuant to the policies of the Company as in effect from time to time.

          (d) The Company may make such provisions as it may deem appropriate for the withholding of any federal, state or local taxes which the Company determines it is required to withhold attributable to the grant or lapse of restrictions with respect to the Shares issued under the Plan.


     13.  Compliance with the Securities Act of 1933
          ------------------------------------------

          The Company may, but has no obligation to, register the Shares under the Securities Act of 1933. Each recipient of Shares by accepting such Shares acknowledges that he or she is acquiring the Shares for investment and not with a view to distribution and, in addition to any other restriction on transfer provided hereunder, the Shares may not be transferred except


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     pursuant to the requirements of Rule 144 including the holding period thereunder to the extent applicable, another available exemption from registration, or an effective registration statement.


     14.  Miscellaneous
          -------------

          (a) The Board may amend this Plan at any time provided, however, that (i) any amendment shall not affect the rights of participants or beneficiaries to Shares or accrued Fees held for the account of Non-Employee Directors, (ii) the Plan may not be amended to the extent that such amendment would have the effect of disqualifying the participants from administering any other stock plan of the Company for purposes of complying with the terms of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule ("Rule 16b-3"), or Section 162(m) of the Internal Revenue Code or regulations thereunder, and (iii) on or following the Change of Control Date, the Plan may not be amended to affect the rights of any participants.

          (b) No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. The rights or interests under the Plan are not subject to the claims of creditors provided, however, that the Company may apply any Shares held in custody or Fees


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     held on account to satisfy, in whole or in part, any
     indebtedness of a participant to the Company.

          (c) Each participant shall designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his or her beneficiary or beneficiaries to whom his or her Shares are paid if the Non-Employee Director dies before receipt thereof. Each beneficiary designation filed with the Secretary shall cancel all beneficiary designations previously filed. The revocation of beneficiary designation, no matter how effected, shall not require the consent of any designated beneficiary.

               If any participant fails to designate a beneficiary in the manner provided above, or if the beneficiary designated by a deceased participant dies before the participant or before complete distribution of the Shares, the Secretary shall direct the Company to deliver certificates representing such Shares (or the balance thereof) to the participant's estate.

               In the event that all, or any portion, of the Shares payable to a beneficiary hereunder shall remain undistributed solely by reason of the inability of the Secretary, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such


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     beneficiary, the amount so distributable shall be treated as a forfeiture pursuant to the Plan.

          (d) Construction of the Plan shall be governed by the laws of Delaware.

          (e) The terms of the Plan shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of all parties in interest.

          (f) The headings have been inserted for convenience only and shall not affect the meaning or interpretation of the Plan.

          (g) Each participant shall submit to the Secretary, his or her current mailing address. It shall be the duty of each participant to notify the Secretary of any change of address. In the absence of such notice, the Secretary shall be entitled for all purposes to rely on the last address of the participant in the Company's records.

          (h) Any Shares to be delivered to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed delivered when delivered to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such delivery shall fully discharge the Company and the Board with respect thereto.


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          (i)  Nothing in this Plan or any amendment thereto shall
     give a participant, or any beneficiary of a participant, a right not specifically provided therein. Nothing in this Plan or any amendment thereto shall be construed as giving a participant the right to be retained as a member of the Board or otherwise in service to the Company.

          (j) This Plan is intended to comply with all applicable conditions of Rule 16b-3, all transactions under this Plan are subject to such conditions regardless of whether the conditions are expressly set forth herein, and any provision of this Plan that is contrary to a condition of Rule 16b-3 shall be deemed inoperative to the extent it conflicts with the condition of Rule 16b-3.

          (k)  The Plan shall become effective commencing March
     26, 1996, and amended and restated effective March 21, 1997.